n/i numeric investors

family of funds

of

The RBB Fund, Inc.

n/i numeric investors Emerging Growth Fund

n/i numeric investors Growth Fund

n/i numeric investors Mid Cap Fund

n/i numeric investors Small Cap Value Fund

Supplement dated January 12, 2007

to Prospectus dated December 31, 2006

On January 12, 2007, the Board of Directors of The RBB Fund, Inc. (the “Board”) considered and approved a proposal to effect liquidating redemptions of all shares of the n/i numeric investors Emerging Growth Fund, n/i numeric investors Growth Fund, n/i numeric investors Mid Cap Fund, and n/i numeric investors Small Cap Value Fund (the “Funds”). These liquidating redemptions will occur on or about February 23, 2007, unless the Board determines to effect the liquidating redemptions for a Fund on an earlier date (the “Liquidating Redemption Date”). Effective immediately, new account requests, exchanges into the Funds and purchase orders for Fund shares will no longer be permissible (other than those purchase orders received through dividend reinvestment). As disclosed in the Prospectus, each Fund is permitted to depart from its stated investment objectives and policies and to hold up to 100% of its assets, as a temporary defensive measure, in cash and certain short-term and medium-term debt securities or deposits of U.S. and foreign issuers, including commercial paper, bank obligations, government securities and repurchase agreements. In anticipation of the Funds’ liquidating redemptions, each Fund recently sold its portfolio holdings and currently holds all assets in cash, cash equivalent instruments and repurchase agreements. The Funds have also recently declared a special long-term capital gains dividend for all shareholders of record on January 12, 2007.

Until the Liquidating Redemption Date, shareholders may redeem their shares in the manner set forth in the Funds’ current Prospectus. Upon the Liquidating Redemption Date, each remaining shareholder of a Fund will receive a liquidation distribution equal to the shareholder’s proportionate interest in the net assets of the Fund. The liquidating redemption will be distributed by mailing a check to each Shareholder of record at such person’s address of record unless such person issues other instructions directly to the Fund.

If you are invested in a Fund(s) through an individual retirement account, a Coverdell education savings account, a section 403(b) plan, or a section 401(k) plan, special distribution and transfer rules may apply (including special tax withholding rules). There may be adverse tax consequences if these rules are not followed. Please consult your tax or financial adviser for information regarding the distribution or transfer from these kinds of accounts or plans or from any other tax-favored account or plan.

For federal income tax purposes, the tax treatment to you of the receipt of the liquidating distribution on the Liquidation Redemption Date will be the same as would be the tax treatment of a redemption of your shares on that date. You may also be subject to state, local or foreign taxes on redemptions or liquidations of Fund shares. The foregoing is only a summary of certain tax considerations under current law, which may change in the future. You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.